                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 8, 2000
                                                        ----------------



                     NorthPoint Communications Group, Inc.
                 --------------------------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)



         Delaware                                          52-2147716
      --------------                                  --------------------
     (State or Other                                     (IRS Employer
     Jurisdiction of                                  Identification No.)
      Incorporation)



                        303 Second Street, South Tower
                            San Francisco, CA 94107
                    ---------------------------------------
                             (Address of Principal
                              Executive Offices)


                                (415) 403-4003
                          --------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 5.   Other Events.
          -------------

          On December 8, 2000, NorthPoint Communications, Inc. and NorthPoint Communications Group, Inc. executed an amendment to their existing credit agreement filed herewith as Exhibit 99.1. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1, with the Securities and Exchange Commission.

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ITEM 7.   Exhibits.
          ---------


     7(c) Exhibits
          --------

     *    99.1   Amendment No. 4 to Credit and Guaranty Agreement dated as
                 of December 8, 2000, among NorthPoint Communications, Inc., as
                 Borrower, NorthPoint Communications Group, Inc., as Guarantor, certain subsidiaries of NorthPoint Communications, Inc., as Guarantors, Goldman Sachs Credit Partners, LP., as Lead
                 Arranger and Syndication Agent, Canadian Imperial Bank of
                 Commerce, as Administrative Agent, and CIT Lending Services
                 Corporation (formerly known as Newcourt Commercial Finance
                 Corporation, an affiliate of The CIT Group, Inc.), as
                 Documentation Agent, and the various lenders party thereto.

     ___________________________

*    Filed herewith.

                                       3
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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthPoint Communications Group, Inc.



Date:  December 11, 2000               By:  [/s/ Elizabeth A. Fetter]
                                          ---------------------------------
                                       Elizabeth A. Fetter
                                       Chief Executive Officer and President


Date:  December 11, 2000               By:  [/s/ Michael P. Glinsky]
                                          --------------------------------
                                       Michael P. Glinsky
                                       Executive Vice President and Chief
                                       Financial Officer

                                       4